UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Uranium Resources, Inc., a Delaware corporation (the “Company”), as previously adjourned, was held on February 11, 2016. At that meeting, the stockholders of the Company considered and acted upon the following proposals:

Proposal 1 — Reverse Stock Split. By the vote reflected below, the stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio of not less than 1-for-2 and not more than 1-for-20, such ratio to be determined in the discretion of the Board of Directors of the Company, at any time on or before July 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,189,018	1,806,611	200,938	0

Proposal 2 — Authorized Share Reduction. By the vote reflected below, the stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of the Company’s common stock to 100,000,000 shares, if the proposed reverse stock split is implemented:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,530,350	1,311,783	354,434	0

Proposal 3 — Adjournment of the Special Meeting. By the vote reflected below, the stockholders authorized an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1 or Proposal 2:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,004,124	1,904,450	287,993	0

Item 7.01

Regulation FD Disclosure.

On February 12, 2016, the Company issued a press release announcing the results of the special meeting of stockholders and the Company’s 2016 goals. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2016

URANIUM RESOURCES, INC.

By:     /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President – Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 12, 2016.